Prospectus Supplement
John Hancock Exchange-Traded Fund Trust (the “Trust”)
John Hancock High Yield ETF (the “fund”)
Supplement dated August 6, 2024 to the current Prospectus, as may be supplemented (the “Prospectus”)
Effective immediately, the below disclosure has been added to the prospectus as an appendix:
Appendix - Related performance information of the subadvisor

Historical performance of the Marathon High Yield Bond Issuer Constrained Composite1
John Hancock High Yield ETF (the fund) commenced operations on May 1, 2024. The fund is subadvised by Marathon Asset Management, L.P. (Marathon). Marathon manages accounts with investment styles, objectives, policies, and strategies substantially similar to those that are used to manage the fund (substantially similar accounts). All substantially similar accounts are included in a composite, the performance of which is presented in this Appendix (Composite). Marathon has been responsible for the day-to-day management of the accounts for all periods shown in the Appendix. Performance presented in the Composite has been generated on an asset-weighted basis and includes the reinvestment of dividends.
This Appendix presents historical performance information for the Composite as a whole. Because of the similarities between the fund and the Composite, this information may help provide an indication of the fund’s risks by showing how a similar Composite has performed historically. The performance of the Composite, however, is not the performance of the fund, and you should not assume that the fund will have the same performance as the Composite. The performance of the fund may be greater or less than the performance of the Composite due to, among other things, the number of holdings in and composition of the fund’s portfolio, as well as the asset size and cash flow differences between the fund and the Composite. The accounts in the Composite are not subject to the creations and redemption process of an ETF or investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, and the Internal Revenue Code, which, if they had applied, might have adversely affected the accounts’ performance results. The inception date of the Composite is July 1, 2021.
This Appendix includes the following indices for purposes of comparing the performance of the Composite to (i) the Bloomberg U.S. Aggregate Bond Index, a broad-based securities index, and (ii) the ICE BofA U.S. High Yield Constrained Index, which reflects the investment strategies and performance target of the accounts underlying the Composite.
Performance information—bar chart and table—is presented on the following page for the Composite. The bar chart shows how the Composite’s total return has varied over time, and the table shows the Composite’s performance over the last year and since inception as of June 30, 2024 (as compared with the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index for reference). The past performance of the Composite is no guarantee of future results in managing the fund. The information in this Appendix does not represent the performance of the fund and is no indication of how it would have performed in the past or will perform in the future.
The past performance of the Composite has been calculated net of its fees and expenses. The Composite’s returns would be lower if the Composite reflected the fees and expenses of the fund. In addition, a fund shareholder may incur other expenses that are specific to ETF trading in the secondary market, including bid-ask spreads and brokerage commissions. The account in the Composite does not reflect such expenses. The performance of the Composite would be lower if it reflected such expenses.
An index is unmanaged and it is not possible to invest directly in an index. As such, year-by-year index figures do not account for any sales charges, fees, or fund expenses. As indicated above, past performance does not indicate future results.
1
The Composite is composed of all portfolios with an investment style, objectives, policies, and strategies substantially similar to those that are used to manage the fund by Marathon.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

The Composite performance information presented herein has been calculated and provided by the fund’s subadvisor. Although the Composite performance is believed to be reliable, John Hancock Investment Management LLC does not guarantee or make any warranty, express or implied, as to the accuracy, adequacy or completeness of such information.
Marathon High Yield Bond Issuer Constrained Composite
Net assets of Composite as of June 30, 2024: $104.1 million
Calendar year total returns—Composite (%)

Year to date total return: The Composite’s total return for the six-month period ended June 30, 2024, was 2.65%.
Best quarter:	Q4 2023	7.12%
Worst quarter:	Q2 2022	-10.65%

Composite annualized total returns (%)	1 year	Since Inception
For period ended June 30, 2024
Composite	10.42%	1.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.63%	-3.02%
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	10.44%	1.71%
The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
The ICE BofA U.S. High Yield Constrained Index contains all securities in The ICE BofA US High Yield Index but caps issuer exposure at 2%. The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issues in the US domestic market.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.